SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 25, 2001

                                      NSF

                                  (Depositor)

     (Issuer in respect of New South Home Equity Trust 2001-1, Asset-Backed

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



155 N. Lake Avenue, Pasadena, CA                            91110-7137
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (818)-304-4428

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                      NSF
                       New South Home Equity Trust 2001-1
                    Asset-Backed Certificates, Series 2001-1

On December 25, 2001, The Bank of New York, as Trustee for NSF, New South Home Equity Trust 2001-1 Asset-Backed Certificates, Series 2001-1, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of March 1, 2001, among NSF as Depositor, New South Federal Savings Bank, Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of NSF, New South Home Equity Trust 2001-1 Asset-Backed Certificates, Series 2001-1 relating to the distribution date of December 25, 2001 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of March 1, 2001.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 25, 2001


                                      NSF


                          By: /s/ Trish O'Neill-Manella, MBS Unit
                              ------------------------------
                          Name:   Trish O'Neill-Manella, MBS Unit
                                  Assistant Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


                             Payment Date: 12/25/01


          ------------------------------------------------------------
                         New South Federal Savings Bank
  New South Home Equity Trust 2001-1, Asset-Backed Certificates, Series 2001-1
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A1        194,037,675.51    6.179000%     4,974,183.05    999,132.33    5,973,315.38       0.00       0.00
                        A2         18,386,661.35    6.491000%       846,530.28     99,456.52      945,986.79       0.00       0.00
                        S1         23,110,000.00    5.490000%             0.00    105,728.25      105,728.25       0.00       0.00
                        C1          3,659,025.85    0.000000%             0.00          0.00            0.00       0.00       0.00
                        C2            417,907.60    0.000000%             0.00          0.00            0.00       0.00       0.00
Residual                R                   0.00    0.000000%             0.00          0.00            0.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        212,424,336.86     -            5,820,713.33  1,204,317.10    7,025,030.42     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A1        189,063,492.46              0.00
                                A2         17,540,131.08              0.00
                                S1         23,110,000.00              0.00
                                C1          4,142,842.55              0.00
                                C2            471,586.18              0.00
Residual                        R                   0.00              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        206,603,623.53     -
--------------------------------------------------------------------------------

                             Payment Date: 12/25/01


          ------------------------------------------------------------
                         New South Federal Savings Bank
  New South Home Equity Trust 2001-1, Asset-Backed Certificates, Series 2001-1
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A1    194,037,675.51     6.179000% 64880MAQ5    21.523849      4.323358    818.098980
                           A2     18,386,661.35     6.491000% 64880MAR3    36.765702      4.319501    761.786366
                           S1     23,110,000.00     5.490000% 64880MAS1     0.000000      4.575000  1,000.000000
                           C1      3,659,025.85     0.000000%               0.000000      0.000000  15,212,023.762247
                           C2        417,907.60     0.000000%               0.000000      0.000000  944,154.288937
Residual                   R               0.00     0.000000%               0.000000      0.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     212,424,336.86       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                         New South Federal Savings Bank
  New South Home Equity Trust 2001-1, Asset-Backed Certificates, Series 2001-1
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------
                                                            Total
                                                            -----
Prin balance       193,206,335.01    18,011,717.26   211,218,052.27
Loan count                   3648              251             3899
Avg loan rate          10.414162%       10.477761%            10.42
Prepay amount        4,096,487.78       762,761.98     4,859,249.76

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------
                                                            Total
                                                            -----
Master serv fees        82,373.63         7,835.24        90,208.86
Sub servicer fees            0.00             0.00             0.00
Trustee fees             1,647.47           156.70         1,804.18


Agg advances                  N/A              N/A              N/A
Adv this period              0.00             0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Realized losses         10,666.52             0.00        10,666.52
Cumulative losses       99,223.88        13,940.67       113,164.55

Coverage Amounts                                            Total
----------------                                            -----
Bankruptcy                   0.00             0.00             0.00
Fraud                        0.00             0.00             0.00
Special Hazard               0.00             0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior          100.000000%           100.000000%            212,424,336.86
   -----------------------------------------------------------------------------
   Junior            0.000000%             0.000000%                      0.00
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                          51                 2,614,022.05
60 to 89 days                           5                   443,065.60
90 or more                              5                   162,240.99
Foreclosure                            68                 4,376,529.82

Totals:                               129                 7,595,858.46
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                791,762.13
Current Total Outstanding Number of Loans:                                13

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            7,025,030.42          7,025,030.42
Principal remittance amount            5,820,713.33          5,820,713.33
Interest remittance amount             1,204,317.10          1,204,317.10